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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) February 11, 1997


                       Key Consumer Acceptance Corporation
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          333-12431                                     52-1995940
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Key Tower, 127 Public Square, Cleveland, Ohio              44114-1306
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      (Address of Principal Executive Offices)              (Zip Code)


                                 (216) 689-6300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

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

EXHIBIT
  NO.    DOCUMENT DESCRIPTION
-------  --------------------
1.1      Underwriting Agreement among Key Consumer Acceptance Corporation, Key
         Bank USA, National Association, AutoFinance Group, Inc., and Credit
         Suisse First Boston Corporation, as underwriter, dated as of February
         14, 1997.

3.1      Amended and Restated Certificate of Incorporation of Key Consumer
         Acceptance Corporation, dated as of February 19, 1997.

4.1      Indenture between Key Auto Finance Trust 1997-1, and Bankers Trust
         Company, as indenture trustee, dated as of February 21, 1997.

4.2 Trust Agreement between Key Consumer Acceptance Corporation, as depositor, and Chase Manhattan Bank Delaware, as owner trustee, dated as of February 21, 1997.

99.1     Sale and Servicing Agreement among Key Auto Finance Trust 1997-1, Key
         Consumer Acceptance Corporation, as seller, Key Bank, USA, National
         Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of February 21, 1997.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KEY CONSUMER ACCEPTANCE CORPORATION
                                           (Registrant)




Dated:  March 28, 1997           By: /s/ Craig T. Platt
                                    ----------------------------------

                                 Name: Craig T. Platt
                                       -------------------------------
                                 Title: President and Chief Executive Officer
                                        --------------------------------------


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                                INDEX TO EXHIBITS



EXHIBIT
  No.       Document Description


1.1 Underwriting Agreement among Key Consumer Acceptance Corporation, Key Bank USA, National Association, AutoFinance Group, Inc., and Credit Suisse First Boston Corporation, as underwriter, dated as of February 14, 1997.

3.1 Amended and Restated Certificate of Incorporation of Key Consumer Acceptance Corporation, dated as of February 19, 1997.

4.1 Indenture between Key Auto Finance Trust 1997-1, and Bankers Trust Company, as indenture trustee, dated as of February 21, 1997.

4.2 Trust Agreement between Key Consumer Acceptance Corporation, as depositor, and Chase Manhattan Bank Delaware, as owner trustee, dated as of February 21, 1997.

99.1 Sale and Servicing Agreement among Key Auto Finance Trust 1997-1, Key Consumer Acceptance Corporation, as seller, Key Bank, USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of February 21, 1997.


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